                                  CASH AMERICA
                        Cash America International, Inc.


                                                                    Exhibit 99.1
ADDITIONAL INFORMATION:                                    FOR IMMEDIATE RELEASE
Thomas A. Bessant, Jr.
(817) 335-1100

********************************************************************************
        CASH AMERICA ANNOUNCES FOURTH QUARTER NET INCOME INCREASE OF 56%
                              AND DECLARES DIVIDEND
********************************************************************************

Fort Worth, Texas (January 22, 2004) - - Cash America International, Inc. (NYSE:
PWN) reported today that the results of the final quarter and the full year of fiscal 2003 represented record levels for both earnings and revenue. Net income for the fourth quarter of 2003 was $11,574,000 (40 cents per share) compared to $7,442,000 (30 cents per share) in the fourth quarter of 2002, an increase of 56%. Earnings per share in the quarter reflected the impact of more shares outstanding, due in part to an acquisition completed in the third quarter, and increased 33% from the same period last year. The earnings per share for the 2003 fourth quarter finished at the top of the Company's previously announced expectation for the period. Total revenue for the three-month period ended December 31, 2003 was $130.6 million, up 23% from the prior year period of $106.2 million.

The increase in total revenue in the fourth quarter of 2003 was generated from a 43% increase in the combined total of finance and service charges and cash advance fees on the Company's loan portfolio as well as an 11% increase in proceeds from the disposition of merchandise in the quarter. The rise in year-over-year finance and service charges was due to higher average loan balances outstanding during the quarter, while the increase in cash advance fees was attributable to both higher cash advance balances and the inclusion of Cashland, a company that provides short-term cash advances, that was acquired during the third quarter of 2003.

Commenting on the results for the fourth quarter, Daniel R. Feehan, President and Chief Executive Officer said, "We benefited from strong contributions from each component of revenue in the final quarter of 2003 which led us to record breaking results for the quarter and full year. Our operating performance throughout 2003 came from both higher levels of earning assets and improved margins due to careful execution of the business practices that lead to success in our industry. Customer demand remains strong and we are committed to providing our customers with the financial solutions to meet their needs."

For the twelve month period ended December 31, 2003, Cash America reported that net income topped $30 million ($1.13 per share) for the first time in the Company's history, up 56% from net income in 2002 of $19.3 million (78 cents per share). Included in the results for the 2003 year was an after-tax gain on the sale of a non-operating asset of $1.1 million. In 2002 the company had a gain of $800 thousand from discontinued operations. Excluding these gains, Cash America produced net income of $28.9 million ($1.08 per share) in fiscal 2003 compared to $18.5 million (75 cents per share) of income from continuing operations in 2002. These results generated increases of 56% and 44% in earnings and earnings per share, respectively, for the full year. Total revenue for 2003 was $437.7 million compared to $387.8 million in the prior year, up 13%.

Cash America will conduct a conference call to discuss its fourth quarter earnings on Thursday, January 22, 2004, at 3:45 PM CST. A live web cast of the call will be available on the home page of the Company's corporate web site (www.cashamerica.com). To listen to the live call, please go to the web site at least fifteen minutes early to register, download, and install any necessary audio software.

Additionally, the Company announced that the Board of Directors, at its regularly scheduled quarterly meeting, declared a $0.0175 (1.75 cents) per share cash dividend on common stock outstanding. The dividend will be paid to shareholders of record on February 4, 2004, and will be paid at the close of business on February 18, 2004.

Forward-Looking Information
Cash America has completed 2003 with higher levels of aggregate earning assets than the prior year, which management expects to provide continued earnings momentum as it begins 2004. Management believes that the current economic environment and the higher prevailing market value of gold will allow for the growth in pawn loan balances to satisfy higher customer demand for pawn loans. Management believes that the Company will also experience increases in its short-term cash advance balances in response to consumer demand for this product as well as from the addition of units opened during 2003 and expected to be opened in 2004. During the first seven months of 2004, the Company will include the results of Cashland for the first time. Based on these assumptions, management has revised and increased its forecasted earnings per share for fiscal 2004 to be between $1.26 and $1.36 per share. This compares to $1.08 per share in earnings for fiscal 2003, excluding the impact of the sale of a non-operating asset in the second quarter of 2003 of 5 cents per share. Results for the calendar year 2004 will be concentrated in the seasonally high first and fourth quarters of the year as a result of anticipated normal business cycles. In the near term, management expects that earnings per share for the first quarter of fiscal 2004 to be between 34 and 37 cents per share compared to 27 cents per share in the first quarter of 2003.

Cash America International, Inc. is a provider of specialty financial services to individuals in the United States, United Kingdom and Sweden with 763 total locations. Cash America is the largest provider of secured non-recourse loans to individuals, commonly referred to as pawn loans, through 474 locations in 17 states and two foreign countries under the brand names Cash America Pawn in the U.S., Harvey & Thompson in the U.K. and Svensk Pantbelaning in Sweden. The Company also offers short-term cash advances in many of its U.S. locations including 19 locations that offer only this service under the brand name Cash America Payday Advance. In addition, the Company provides short-term cash advances and check cashing through its 135 "Cashland" consumer finance centers, and check cashing services through its 135 franchised and Company-owned "Mr. Payroll" check cashing centers.

This release contains forward-looking statements about the business, financial condition and prospects of Cash America International, Inc. and its subsidiaries ("the Company"). The actual results of the Company could differ materially from those indicated by the forward-looking statements because of various risks and uncertainties including, without limitation, changes in demand for the Company's services, the actions of third parties who offer products and services at the Company's locations, changes in competition, the ability of the Company to open new operating units in accordance with its plans, economic conditions, real estate market fluctuations, interest rate fluctuations, changes in the capital markets, changes in tax and other laws and governmental rules and regulations applicable to the Company's business, and other risks indicated in the Company's filings with the Securities and Exchange Commission. These risks and uncertainties are beyond the ability of the Company to control, and, in many cases, the Company cannot predict all of the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. When used in this release, terms such as "believes", "estimates", "plans", "expects", "anticipates" and similar expressions as they relate to the Company or its management are intended to identify forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements to reflect events or circumstances occurring after the date of this release.

                                      * * *

                CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
                HIGHLIGHTS OF CONSOLIDATED RESULTS OF OPERATIONS
                      (in thousands, except per share data)
--------------------------------------------------------------------------------

                                                                    Three Months Ended                 Year Ended
                                                                       December 31,                   December 31,
                                                                 ---------------------------   ---------------------------
                                                                     2003           2002            2003          2002
                                                                 -------------  ------------   --------------  -----------

CONSOLIDATED OPERATIONS:

   Total revenue.............................................    $     130,607  $     106,180  $     437,677  $    387,843

   Net revenue...............................................           84,119         63,091        277,664       227,132

   Total operating expenses..................................           63,574         49,066        223,365       189,092
---------------------------------------------------------------------------------------------------------------------------

   INCOME FROM OPERATIONS....................................    $      20,545  $      14,025  $      54,299        38,040
---------------------------------------------------------------------------------------------------------------------------

   Income from continuing operations before income taxes.....           18,059         11,622         46,134        28,902
---------------------------------------------------------------------------------------------------------------------------

   INCOME FROM CONTINUING OPERATIONS.........................           11,574          7,442         30,036        18,509
---------------------------------------------------------------------------------------------------------------------------

   NET INCOME................................................    $      11,574  $       7,442  $      30,036  $     19,309
===========================================================================================================================

Net income per share:
   Basic -
     Income from continuing operations.......................    $        0.41  $        0.31  $         1.17 $       0.76
     Net income..............................................    $        0.41  $        0.31  $         1.17 $       0.79
   Diluted -
     Income from continuing operations.......................    $        0.40  $        0.30  $         1.13 $       0.75
     Net income..............................................    $        0.40  $        0.30  $         1.13 $       0.78

Weighted average shares - Basic..............................           28,077         24,319          25,586       24,424
Weighted average shares - Diluted............................           28,921         24,818          26,688       24,841

---------------------------------------------------------------------------------------------------------------------------

                CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
                HIGHLIGHTS OF CONSOLIDATED RESULTS OF OPERATIONS
                                 (in thousands)

--------------------------------------------------------------------------------
PAWN LENDING OPERATIONS FINANCIAL AND OPERATIONAL DATA:


                                                                                                As of December 31,
                                                                                           -----------------------------
                                                                                              2003                2002
                                                                                           ---------        ------------
PAWN LOANS -
 Domestic pawn loans outstanding................................................           $  81,154           $  78,615
 Foreign pawn loans outstanding.................................................              60,717              48,773

                                                                                           ---------           ---------
 Total loans outstanding........................................................           $ 141,871           $ 127,388
                                                                                           =========           =========

 Total merchandise held for disposition, net....................................           $  56,120            $ 54,444
                                                                                           =========            ========

 Amounts per owned lending location - Domestic only:
       Loans outstanding........................................................           $     204            $    199
       Merchandise held for disposition.........................................           $     124            $    125
   Consolidated:
      Loans outstanding.........................................................           $     304            $    280
      Merchandise held for disposition..........................................           $     120            $    120

   Number of pawnshop locations (not in thousands) -
      Company owned.............................................................                 467                 455
      Franchised................................................................                   7                  13
                                                                                           ---------            --------
                                                                                                 474                 468
                                                                                           =========            ========

--------------------------------------------------------------------------------

                                                                   Three Months Ended               Year Ended
                                                                     December 31,                   December 31,
                                                            ---------------------------  ------------------------------------
                                                               2003           2002            2003               2002
                                                            -----------  -------------- -----------------   ----------------

SMALL CONSUMER CASH ADVANCES ("CASH ADVANCES") (A) (B) -

 Total amount of cash advances written......................$ 51,888         41,599     $ 181,830            $        123,705
 Number of cash advances written (not in thousands)......... 171,503        144,073       612,215                     435,160
 Average cash advance amount written (not in thousands).....$    303            289     $     297            $            284
 Average number of locations offering cash advances
     (not in thousands).....................................     404            390           395                         390

                                                                                              390                         389
Number of pawn locations offering cash advances.............
Number of cash advance locations............................                                   19                           2
                                                                                         ---------            ---------------
   Total locations offering cash advances...................                                  409                         391
                                                                                         =========            ===============

                                                                                                  As of December 31,
                                                                                         ------------------------------------
                                                                                           2003                     2002
                                                                                         --------                -----------

Combined cash advances outstanding..........................                             $ 15,042            $         12,139
                                                                                         ========            ================

Company-owned cash advances (C):
Cash advances and fees outstanding..........................                             $ 13,179            $          3,958
                                                                                         ========            ================
Less:  Allowance for losses.................................                               (1,457)                     (1,748)
                                                                                         --------            ----------------
   Net cash advances and fees outstanding ..................                             $ 11,632            $          2,210
                                                                                         ========            ================





-------------------------------------------------------------------------------

CASH ADVANCE OPERATIONS FINANCIAL AND OPERATIONAL DATA (D):
-------------------------------------------------------------------------------

                                                                  Three Months Ended                        Year Ended
                                                                      December 31,                       December 31, (D)
                                                        -------------------------------------------------------------------------
                                                                2003                2002              2003               2002
                                                        ------------------- ------------------  ---------------    --------------


 Total amount of cash advances written..................$          74,453    $              -   $       118,688    $             -
 Number of cash advances written (not in thousands).....          220,223                   -           353,245                  -
 Average cash advance amount written (not in thousands).$             338    $              -   $           336    $             -
 Average number of locations offering cash advances
     (not in thousands).................................              134                   -               130                  -

Number of cash advance locations (not in thousands) -
   At beginning of period...............................              129                   -                 -                  -
   Acquired.............................................                -                   -               121                  -
   Start-ups............................................                6                   -                14                  -
                                                        -----------------   ----------------- -----------------   ----------------

   End of period........................................              135                   -               135                  -
                                                        =================   ================= =================   ================

                                                                                                       As of December 31,
                                                                                              -------------------------------------
                                                                                                     2003                2002
                                                                                               -------------        ---------------

Cash advances outstanding before allowance for losses...                                      $     18,615          $            -
Less:  Allowance for losses.............................                                            (1,901)                      -
                                                                                              -------------         ---------------

   Net cash advances and fees outstanding ..............                                      $     16,714          $            -
                                                                                              =============         ===============


-----------------------------------------

(A)     Includes Cash America pawnshops and Cash America cash advance centers.
(B) Includes cash advances made by the Company and cash advances made by third-party financial institutions.
(C)     Amounts recorded in the Company's consolidated financial statements.
(D) Includes Cashland only, year end amounts represent the period from date of acquisition, August 1, 2003 to December 31, 2003.

                CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                        (in thousands, except share data)

--------------------------------------------------------------------------------

                                                                                              December 31,
                                                                                      -----------------------------
                                                                                          2003            2002
                                                                                      --------------  -------------
                                                                                      (Unaudited)

ASSETS

 Current assets:
     Cash and cash equivalents...................................................     $       14,547  $        3,951
     Pawn loans..................................................................            141,871         127,388
     Cash advances, net..........................................................             28,346           2,210
     Merchandise held for disposition, net.......................................             56,120          54,444
     Finance and service charges receivable......................................             23,568          21,096
     Other receivables and prepaid expenses......................................             10,628           8,671
     Income taxes recoverable....................................................              3,208               -
     Deferred tax assets.........................................................              6,868           5,392
                                                                                      --------------  --------------

       Total current assets......................................................            285,156         223,152
     Property and equipment, net.................................................             78,977          67,254
     Goodwill....................................................................            117,963          79,833
     Other assets................................................................              7,436           6,239
                                                                                      --------------  --------------

       Total assets..............................................................     $      489,532  $      376,478
                                                                                      ==============  ==============

LIABILITIES AND STOCKHOLDERS' EQUITY

 Current liabilities:
     Accounts payable and accrued expenses.......................................     $       39,167  $       24,920
     Customer deposits...........................................................              4,102           4,050
     Income taxes currently payable..............................................              1,386           2,086
     Current portion of long-term debt...........................................              8,286          12,571
                                                                                      --------------  --------------

       Total current liabilities.................................................             52,941          43,627

 Deferred tax liabilities........................................................              7,704           4,385
 Long-term debt..................................................................            152,394         136,131

Stockholders' equity:

     Common stock, $.10 par value per share, 80,000,000 shares authorized........              3,024           3,024
     Additional paid-in capital..................................................            141,867         127,819
     Retained earnings...........................................................            141,642         113,278
     Accumulated other comprehensive income (loss)...............................              7,995          (2,718)
     Notes receivable secured by common stock....................................             (2,488)         (5,864)
     Treasury shares at cost.....................................................            (15,547)        (43,204)
                                                                                      --------------  --------------

       Total stockholders' equity................................................            276,493         192,335
                                                                                      --------------  --------------

       Total liabilities and stockholders' equity................................     $      489,532  $      376,478
                                                                                      ==============  ==============

                CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                      (in thousands, except per share data)
--------------------------------------------------------------------------------

                                                                      Three Months Ended               Year Ended
                                                                          December 31,                December 31,
                                                                 ----------------------------  --------------------------
                                                                       2003          2002          2003          2002
                                                                 -------------  -------------  -------------  -----------
                                                                                        (Unaudited)

REVENUE

   Finance and service charges...............................    $      34,237  $      31,442  $     129,307  $    118,248
   Proceeds from disposition of merchandise..................           74,544         67,386        254,604       245,943
   Cash advance fees.........................................           19,582          6,250         46,955        19,084
   Check cashing royalties and fees..........................            2,244          1,102          6,811         4,568
                                                                 -------------  -------------  -------------  ------------

TOTAL REVENUE................................................          130,607        106,180        437,677       387,843

COST OF REVENUE

   Disposed merchandise......................................           46,488         43,089        160,013       160,711
                                                                 -------------  -------------  -------------  ------------

NET REVENUE..................................................           84,119         63,091        277,664       227,132
                                                                 -------------  -------------  -------------  ------------

EXPENSES
   Operations................................................           44,900         35,555        158,923       137,898
   Cash advance loss provision...............................            3,655          2,137         10,756         6,676
   Administration............................................           10,366          7,566         37,545        29,559
   Depreciation and amortization.............................            4,653          3,808         16,141        14,959
                                                                 -------------  -------------  -------------  ------------

TOTAL EXPENSES...............................................           63,574         49,066        223,365       189,092
                                                                 -------------  -------------  -------------  ------------

INCOME FROM OPERATIONS.......................................           20,545         14,025         54,299        38,040

   Interest expense, net.....................................            2,486          2,396          9,178         8,961
   Loss from derivative valuation fluctuations...............                -              7              -           177
   Gain from disposal of asset...............................                -              -         (1,013)            -
                                                                 -------------  -------------  -------------  ------------

Income from continuing operations before income taxes........           18,059         11,622         46,134        28,902
   Provision for income taxes................................            6,485          4,180         16,098        10,393
                                                                 -------------  -------------  -------------  ------------

INCOME FROM CONTINUING OPERATIONS............................           11,574          7,442         30,036        18,509

   Gain from discontinued operations.........................                -              -              -           800
                                                                 -------------  -------------  -------------  ------------

NET INCOME...................................................    $      11,574  $       7,442  $      30,036  $     19,309
                                                                 =============  =============  =============  ============

Net income per share:
   Basic -
     Income from continuing operations.......................    $        0.41  $        0.31  $        1.17  $       0.76
     Gain from discontinued operations.......................    $         -    $          -   $        -     $       0.03
     Net income..............................................    $        0.41  $        0.31  $        1.17  $       0.79
   Diluted -
     Income from continuing operations.......................    $        0.40  $        0.30  $        1.13  $       0.75
     Gain from discontinued operations.......................    $         -    $          -   $         -    $       0.03
     Net income..............................................    $        0.40  $        0.30  $        1.13  $       0.78

Weighted average common shares outstanding:
   Basic.....................................................           28,077         24,319         25,586        24,424
   Diluted...................................................           28,921         24,818         26,688        24,841

Dividends declared per common share..........................    $      0.0175  $      0.0125  $      0.0650  $     0.0500

                CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
                   INCOME FROM OPERATIONS BY OPERATING SEGMENT
                  THREE MONTHS ENDED DECEMBER 31, 2003 AND 2002
                                 (in thousands)
--------------------------------------------------------------------------------

                                                                               (Unaudited)
                                                  -----------------------------------------------------------------------
                                                           Pawn Lending
                                                  --------------------------
                                                     United                       Cash         Check
                                                     States        Foreign     Advances(a)    Cashing(b)   Consolidated
                                                  ------------  ------------- ------------- ------------  ---------------
THREE MONTHS ENDED DECEMBER 31, 2003:

REVENUE
  Finance and service charges...............      $     26,831  $      7,406  $          -  $          -  $       34,237
  Proceeds from disposition of merchandise..            67,870         6,674             -             -          74,544
                                                                           -
  Cash advance fees.........................             7,980             -        11,602             -          19,582
  Check cashing royalties and fees..........                 -           555           856           833           2,244
                                                  ------------  ------------  ------------  ------------  --------------

TOTAL REVENUE...............................           102,681        14,635        12,458           833         130,607
Cost of revenue - disposed merchandise......            42,370         4,118             -             -          46,488
                                                  ------------  ------------  ------------  ------------  --------------

NET REVENUE.................................            60,311        10,517        12,458           833          84,119
                                                  ------------  ------------  ------------  ------------  --------------


EXPENSES
  Operations................................            33,989         4,430         6,131           350          44,900
                                                                           -
  Cash advance loss provision...............             1,507             -         2,148             -           3,655
  Administration............................             7,223         1,558         1,406           179          10,366
  Depreciation and amortization.............             2,894           820           785           154           4,653
                                                  ------------  ------------  ------------  ------------  --------------
TOTAL EXPENSES..............................            45,613         6,808        10,470           683          63,574
                                                  ------------  ------------  ------------  ------------  --------------
INCOME FROM OPERATIONS......................      $     14,698  $      3,709  $      1,988  $        150  $       20,545
                                                  ============  ============  ============  ============  ==============


AS OF DECEMBER 31, 2003:

Total assets................................      $    306,752  $    112,024  $     63,396  $      7,360  $      489,532
                                                  ============  ============  ============  ============  ==============

THREE MONTHS ENDED DECEMBER 31, 2002:

REVENUE
  Finance and service charges...............      $     25,288  $      6,154  $          -  $          -  $       31,442
  Proceeds from disposition of merchandise..            63,299         4,087             -             -          67,386
                                                                           -
  Cash advance fees.........................             6,250             -             -             -           6,250
  Check cashing royalties and fees..........                 -           304             -           798           1,102
                                                  ------------  ------------  ------------  ------------  --------------

TOTAL REVENUE...............................            94,837        10,545             -           798         106,180
Cost of revenue - disposed merchandise......            40,597         2,492             -             -          43,089
                                                  ------------  ------------  ------------  ------------  --------------

NET REVENUE.................................            54,240         8,053             -           798          63,091
                                                  ------------  ------------  ------------  ------------  --------------

EXPENSES
  Operations................................            31,952         3,291             -           312          35,555
  Cash advance loss provision...............             2,137             -             -             -           2,137
  Administration............................             6,402         1,029             -           135           7,566
  Depreciation and amortization.............             2,935           644             -           229           3,808
                                                  ------------  ------------  ------------  ------------  --------------
TOTAL EXPENSES..............................            43,426         4,964             -           676          49,066
                                                  ------------  ------------  ------------  ------------  --------------
INCOME FROM OPERATIONS......................      $     10,814  $      3,089   $         -  $        122  $       14,025
                                                  ============  ============  ============  ============  ==============

AS OF DECEMBER 31, 2002:

Total assets................................      $    279,208  $     89,532   $         -  $      7,738  $      376,478
                                                  ============  ============  ============  ============  ==============

---------------------------------
(a) Cashland only.
(b) Mr. Payroll only.


                CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
                   INCOME FROM OPERATIONS BY OPERATING SEGMENT
                      YEAR ENDED DECEMBER 31, 2003 AND 2002
                                 (in thousands)
--------------------------------------------------------------------------------

                                                                              (Unaudited)
                                                 -----------------------------------------------------------------------
                                                        Pawn Lending
                                                 --------------------------
                                                   United                        Cash         Check
                                                   States           Foreign    Advances(a)  Cashing(b)     Consolidated
                                                 ------------  ------------- ------------- ------------  ----------------
YEAR ENDED DECEMBER 31, 2003:

REVENUE
  Finance and service charges...............     $    100,699  $     28,608  $         -   $          -  $      129,307
  Proceeds from disposition of merchandise..          236,032        18,572            -              -         254,604
  Cash advance fees.........................           28,294             -       18,661              -          46,955
  Check cashing royalties and fees..........                -         1,862        1,381          3,568           6,811
                                                 ------------  ------------  -----------   ------------  --------------

TOTAL REVENUE...............................          365,025        49,042       20,042          3,568         437,677
Cost of revenue - disposed merchandise......          147,456        12,557            -              -         160,013
                                                 ------------  ------------   ----------   ------------  --------------

NET REVENUE.................................          217,569        36,485       20,042          3,568         277,664
                                                 ------------  ------------   ----------   ------------  --------------

EXPENSES
  Operations................................          131,680        16,107        9,575          1,561         158,923
  Cash advance loss provision...............            6,807             -        3,949              -          10,756
  Administration............................           29,660         5,026        2,115            744          37,545
  Depreciation and amortization.............           11,492         2,872        1,244            533          16,141
                                                 ------------  ------------   ----------   ------------  --------------
TOTAL EXPENSES..............................          179,639        24,005       16,883          2,838         223,365
                                                 ------------  ------------   ----------   ------------  --------------
INCOME FROM OPERATIONS......................     $     37,930  $     12,480  $     3,159   $        730  $       54,299
                                                 ============  ============  ===========   ============  ==============

YEAR ENDED DECEMBER 31, 2002:

 REVENUE
  Finance and service charges...............     $     94,458  $     23,790  $         -   $          -  $      118,248
  Proceeds from disposition of merchandise..          233,396        12,547            -              -         245,943
  Cash advance fees.........................           19,084             -            -              -          19,084
  Check cashing royalties and fees..........                -         1,005            -          3,563           4,568
                                                 ------------  ------------  -----------   ------------  --------------

TOTAL REVENUE...............................          346,938        37,342            -          3,563         387,843
Cost of revenue - disposed merchandise......          152,071         8,640            -              -         160,711
                                                 ------------  ------------  -----------   ------------  --------------

NET REVENUE.................................          194,867        28,702            -          3,563         227,132
                                                 ------------  ------------  -----------   ------------  --------------

EXPENSES
  Operations................................          124,471        11,987            -          1,440         137,898
  Cash advance loss provision...............            6,676             -            -              -           6,676
  Administration............................           24,874         4,075            -            610          29,559
  Depreciation and amortization.............           11,794         2,472            -            693          14,959
                                                 ------------  ------------  -----------   ------------  --------------
TOTAL EXPENSES..............................          167,815        18,534            -          2,743         189,092
                                                 ------------  ------------  -----------   ------------  --------------

INCOME FROM OPERATIONS......................     $     27,052  $     10,168  $         -   $        820  $       38,040
                                                 ============  ============  ===========   ============  ==============

--------------------------------
(a) Cashland only, for the period from date of acquisition, August 1, 2003 to December 31, 2003.
(b) Mr. Payroll only.
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